Exhibit 10.35
EXECUTION VERSION

FIFTH AMENDMENT
TO
FIFTH AMENDED AND RESTATED CREDIT AGREEMENT
DATED AS OF FEBRUARY 20, 2013
AMONG
LINN ENERGY, LLC,
AS BORROWER,
THE GUARANTORS,
WELLS FARGO BANK, NATIONAL ASSOCIATION,
AS ADMINISTRATIVE AGENT,
ROYAL BANK OF CANADA,
AS SYNDICATION AGENT,
THE ROYAL BANK OF SCOTLAND PLC, CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, CITIBANK, NA AND BARCLAYS BANK PLC,
AS CO-DOCUMENTATION AGENTS
AND
THE LENDERS PARTY HERETO
______________________________________________________________________________

JOINT BOOK RUNNERS AND JOINT LEAD ARRANGERS
WELLS FARGO SECURITIES, LLC                    RBC CAPITAL MARKETS

FIFTH AMENDMENT TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT
THIS FIFTH AMENDMENT TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT (this “Fifth Amendment”) dated as of February 20, 2013, among LINN ENERGY, LLC, a Delaware limited liability company, (the “Borrower”); the Guarantors signatory hereto, each of the Lenders party to the Credit Agreement referred to below; and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).
R E C I T A L S
A.    The Borrower, the Administrative Agent, the Lenders and the other Agents party thereto entered into that certain Fifth Amended and Restated Credit Agreement dated as of May 2, 2011 as amended by that certain First Amendment dated as of February 29, 2012, that certain Second Amendment dated as of May 10, 2012, that certain Third Amendment dated as of July 25, 2012 and that certain Fourth Amendment dated as of September 28, 2012 (the “Credit Agreement”), pursuant to which the Lenders have made certain credit and other financial accommodations available to and on behalf of the Borrower and its Subsidiaries.
B.    The Borrower has requested and the Administrative Agent and the Majority Lenders have agreed to amend certain provisions of the Credit Agreement.
C.    NOW, THEREFORE, to induce the Administrative Agent and the Lenders to enter into this Fifth Amendment and in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement, as amended by this Fifth Amendment. Unless otherwise indicated, all section or article references in this Fifth Amendment refer to sections or articles of the Credit Agreement.
Section 2.    Amendments to Credit Agreement.
2.1    Amendment to Section 1.02. Section 1.02 is hereby amended by deleting the defined term “Agreement” in its entirety and replacing them with the following:
“‘Agreement’ means this Credit Agreement, as amended by that certain First Amendment dated as of February 29, 2012, that certain Second Amendment dated as of May 10, 2012 , that certain Third Amendment dated as of July 25, 2012 that certain Fourth Amendment dated as of September 28, 2012 and that certain Fifth Amendment dated as of February 20, 2013 as the same may from time to time be further amended, modified, supplemented or restated.”
2.2    Amendment to Section 9.04(a)(iii). Section 9.04(a)(iii) is hereby amended by deleting such Section in its entirety and replacing it with the following:

“(iii) so long as no Borrowing Base Deficiency, Default or Event of Default has occurred and is continuing or would result therefrom, the Borrower may declare and pay cash dividends to its members in an amount not to exceed the amount of Available Cash for the preceding quarter (including amounts borrowed as contemplated under clause (a)(ii) of the definition of Available Cash subsequent to the end of such quarter),”

Section 3.    Conditions Precedent. This Fifth Amendment shall become effective on the date (such date, the “Fifth Amendment Effective Date”), when each of the following conditions is satisfied (or waived in accordance with Section 12.02 of the Credit Agreement):
3.1    The Administrative Agent shall have received (a) all fees and other amounts due and payable on or prior to the Fifth Amendment Effective Date and all other fees the Borrower has agreed to pay in connection with this Fifth Amendment and (b) to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower under the Original Agreement.
3.2    The Administrative Agent shall have received from Lenders constituting the Majority Lenders and the Borrower, counterparts (in such number as may be requested by the Administrative Agent) of this Fifth Amendment signed on behalf of such Person.
3.3    No Default shall have occurred and be continuing as of the date hereof, after giving effect to the terms of this Fifth Amendment.
The Administrative Agent is hereby authorized and directed to declare this Fifth Amendment to be effective when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 3 or the waiver of such conditions as permitted in Section 12.02 of the Credit Agreement. Such declaration shall be final, conclusive and binding upon all parties to the Agreement for all purposes.
Section 4.    Miscellaneous.
4.1    Confirmation. The provisions of the Credit Agreement, as amended by this Fifth Amendment, shall remain in full force and effect following the effectiveness of this Fifth Amendment.
4.2    Ratification and Affirmation; Representations and Warranties. Each of the Borrower and the Guarantors hereby (a) acknowledges the terms of this Fifth Amendment; (b) ratifies and affirms its obligations under, and acknowledges its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect as expressly amended hereby and (c) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this Fifth Amendment:
(i)    all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects (except those which have a materiality qualifier, which shall be true and correct as so qualified), except to the extent any such representations and warranties are expressly limited to an earlier date, in

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which case, such representations and warranties shall continue to be true and correct as of such specified earlier date,
(iii)    no Default or Event of Default has occurred and is continuing, and
(iv)    no event or events have occurred which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect.
4.3    Loan Document. This Fifth Amendment is a Loan Document.
4.4    Counterparts. This Fifth Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Fifth Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.
4.5    NO ORAL AGREEMENT. THIS FIFTH AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.
4.6    GOVERNING LAW. THIS FIFTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.
4.7    Payment of Expenses. In accordance with Section 12.03 of the Credit Agreement, the Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of- pocket costs and reasonable expenses incurred in connection with this Fifth Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.
4.8    Severability. Any provision of this Fifth Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
4.9    Successors and Assigns. This Fifth Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

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IN WITNESS WHEREOF, the parties hereto have caused this Fifth Amendment to be duly executed as of the date first written above.

BORROWER:	LINN ENERGY, LLC

	By:	/s/ Kolja Rockov
	Name:	Kolja Rockov
	Title:	Executive Vice President and Chief Financial Officer

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GUARANTORS:	LINN ENERGY HOLDINGS, LLC

LINN OPERATING, INC.

MID-CONTINENT HOLDINGS I, LLC

MID-CONTINENT HOLDINGS II, LLC

MID-CONTINENT I, LLC

MID-CONTINENT II, LLC

LINN GAS MARKETING, LLC

LINN EXPLORATION & PRODUCTION MICHIGAN LLC

LINN MIDWEST ENERGY LLC

	By:	/s/ Kolja Rockov
Kolja Rockov
Executive Vice President and Chief Financial Officer

LINN EXPLORATION MIDCONTINENT, LLC

By: Mid-Continent Holdings II, LLC, its sole member, as Member/Manager

	By:	/s/ Kolja Rockov
	Name:	Kolja Rockov
	Title:	Executive Vice President and Chief Financial Officer

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LENDERS:	WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent and a Lender

	By:	/s/ Betsy Jocher
	Name:	Betsy Jocher
	Title:	Director

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ROYAL BANK OF CANADA

By:	/s/ Kristan Spivey
Name:	Kristan Spivey
Title:	Authorized Signatory

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BARCLAYS BANK PLC

By:	/s/ Vanessa A. Kurbatskiy
Name:	Vanessa A. Kurbatskiy
Title:	Vice President

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CITIBANK, N.A.

By:	/s/ Eamon Baqui
Name:	Eamon Baqui
Title:	Vice President

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CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK

By:	/s/ Sharada Manne
Name:	Sharada Manne
Title:	Managing Director

By:	/s/ Dixon Schultz
Name:	Dixon Schultz
Title:	Managing Director

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CREDIT SUISSE AG, CAYMAN ISLAND BRANCH

By:	/s/ Vipul Dhadda
Name:	Vipul Dhadda
Title:	Vice President

By:	/s/ Wei-Jen Yuan
Name:	Wei-Jen Yuan
Title:	Associate

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THE ROYAL BANK OF SCOTLAND PLC

By:	/s/ James L. Moyes
Name:	James L. Moyes
Title:	Managing Director

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THE BANK OF NOVA SCOTIA

By:	/s/ Terry Donovan
Name:	Terry Donovan
Title:	Managing Director

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BANK OF MONTREAL

By:	/s/ James V. Ducote
Name:	James V. Ducote
Title:	Director

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CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK AGENCY

By:	/s/ Gordon R. Eadon
Name:	Gordon R. Eadon
Title:	Managing Director

By:	/s/ Jonathan J. Kim
Name:	Jonathan J. Kim
Title:	Authorized Signatory

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UBS AG, STAMFORD BRANCH

By:	/s/ Lana Gifas
Name:	Lana Gifas
Title:	Director

By:	/s/ Kenneth Chin
Name:	Kenneth Chin
Title:	Director

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COMERICA BANK

By:	/s/ Brenton Bellamy
Name:	Brenton Bellamy
Title:	Assistant Vice President

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ING CAPITAL LLC

By:	/s/ Charles Hall
Name:	Charles Hall
Title:	Managing Director

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SOCIETE GENERALE

By:	/s/ David M. Bornstein
Name:	David M. Bornstein
Title:	Director

By:
Name:
Title:

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U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Jonathan H. Lee
Name:	Jonathan H. Lee
Title:	Vice President

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ABN AMRO CAPITAL USA LLC

By:	/s/ David L. Montgomery
Name:	David L. Montgomery
Title:	Director

By:	/s/ Darrell Holley
Name:	Darrell Holley
Title:	Managing Director

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COMPASS BANK

By:	/s/ Ann Van Wagener
Name:	Ann Van Wagener
Title:	Senior Vice President

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DNB BANK ASA, GRAND CAYMAN BRANCH (f/k/a DnB NOR Bank ASA)

By:	/s/ Cathleen Buckley
Name:	Cathleen Buckley
Title:	Senior Vice President

By:	/s/ Kjell Tore Egge
Name:	Kjell Tore Egge
Title:	Senior Vice President

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UNION BANK, N.A.

By:	/s/ Brian Caddell
Name:	Brian Caddell
Title:	Vice President

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CAPITAL ONE, N.A.

By:	/s/ Matthew L. Molero
Name:	Matthew L. Molero
Title:	Vice President

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SUNTRUST BANK

By:	/s/ Yann Pirio
Name:	Yann Pirio
Title:	Director

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BANK OF AMERICA, N.A.

By:	/s/ Joseph Scott
Name:	Joseph Scott
Title:	Director

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JPMORGAN CHASE BANK, N.A.

By:	/s/ Michael A. Kamauf
Name:	Michael A. Kamauf
Title:	Authorized Officer

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DEUTSCHE BANK TRUST COMPANY AMERICAS

By:	/s/ Kevin Chichester
Name:	Kevin Chichester
Title:	Director

By:	/s/ Calli S. Hayes
Name:	Calli S. Hayes
Title:	Managing Director

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GOLDMAN SACHS BANK USA

By:	/s/ Lauren Havens
Name:	Lauren Havens
Title:	Authorized Signatory

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MACQUARIE BANK LIMITED

By:
Name:
Title:

By:
Name:
Title:

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MORGAN STANLEY BANK, N.A.

By:	/s/ Dmitriy Barskiy
Name:	Dmitriy Barskiy
Title:	Authorized Signatory

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BP ENERGY COMPANY

By:
Name:
Title:

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BNP PARIBAS

By:	/s/ David Dodd
Name:	David Dodd
Title:	Managing Director

By:	/s/ Sriram Chandrasekaran
Name:	Sriram Chandrasekaran
Title:	Vice President

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BRANCH BANKING AND TRUST COMPANY

By:	/s/ James Giordano
Name:	James Giordano
Title:	Vice President

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SUMITOMO MITSUI BANKING CORPORATION

By:	/s/ Shuji Yabe
Name:	Shuji Yabe
Title:	Managing Director

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WHITNEY BANK

By:	/s/ Liana Tchernysheva
Name:	Liana Tchernysheva
Title:	Senior Vice President

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AMEGY BANK NATIONAL ASSOCIATION

By:	/s/ William B. Robinson
Name:	William B. Robinson
Title:	Vice President

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ASSOCIATED BANK, N.A.

By:	/s/ Farhan Iqbal
Name:	Farhan Iqbal
Title:	Vice President

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KEYBANK NATIONAL ASSOCIATION

By:	/s/ Chulley Bogle
Name:	Chulley Bogle
Title:	Vice President

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